UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2025 (January 2, 2025)

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock	WMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2025, Warner Music Group Corp. (the “Company”) entered into an amendment (the “Amendment”) to the employment agreement (the “Employment Agreement”) with its Chief Executive Officer, Robert Kyncl.

Prior to the Amendment, the Employment Agreement provided for an annual grant of performance share units having a target value of $10,000,000 (the “Annual PSU Award”). The Amendment provides that, beginning with the Company’s 2025 fiscal year, in lieu of the Annual PSU Award, Mr. Kyncl will receive an annual grant of restricted stock units (“RSUs”) having a target value of $10,600,000. The actual award value will be determined each year by the Company’s Board of Directors in its sole discretion based on factors including the strength of Mr. Kyncl’s performance and the performance of the Company. The terms and conditions of the RSUs will be consistent with the Company’s form of Restricted Stock Unit Award Agreement for senior executives, and will be granted under the Company’s 2020 Omnibus Incentive Plan (the “Plan”) and subject to the terms and conditions of the Plan.

All other terms of Mr. Kyncl’s employment remain unchanged from their previously disclosed terms.

The foregoing description of the Amendment is subject to, and qualified in its entirety by, the complete text of the Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated as of January 2, 2025, between Warner Music Group Corp. and Robert Kyncl

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

By:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President and General Counsel

Date: January 3, 2025